Exhibit 99.1

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Mercer Insurance Group, Inc.

Sandler O’Neill & Partners, L.P.
Financial Services Conference
Services June 9, 2005

Mercer Insurance Group, Inc. (the “Company”) may from time to time make written or oral “forward-looking statements,” including statements contained in the Company’s filings with the Securities and Exchange Commission, in its reports to shareholders and in other communications by the Company, which are made in good faith by the Company pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements with respect to the Company’s beliefs, plans, objectives, goals, expectations, anticipations, estimates and intentions, that are subject to significant risks and uncertainties, and are subject to change based on various factors (some of which are beyond the Company’s control).  The words “may,” “could,” “should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan” and similar expressions are intended to identify forward-looking statements.  A partial list of important factors that may affect our financial condition and results of operations is set forth in our filings with the Securities and Exchange Commission.  The Company cautions that the list of important factors is not exclusive.  Readers are also cautioned not to place undue reliance on these forward-looking statements, which reflect management’s analysis only as of the current date.  The Company does not undertake to update any forward-looking statement, whether written or oral, that may be made from time to time by or on behalf of the Company.

Dave Merclean

CFO

[LOGO]

•                  Mercer Insurance Group, Inc.

•                  Founded in 1844 as a mutual providing fire insurance coverage

•                  Converted to a stock company in an IPO on December 16, 2003, increasing Stockholders’ equity to $98M from $37M

•                  Current two state footprint in New Jersey and Pennsylvania (no NJ personal auto)

•                  Multi-line writer focused on small business accounts, religious institutions, habitational and homeowners risks

•                  Represented by approximately 300 agents

Direct and Net Written Premium

[CHART]

2004 DWP by Line of Business

[CHART]

Commercial and Personal Lines NWP

[CHART]

Net Income by Year and GAAP Combined Ratio (in thousands)

Ending GAAP Shareholders’ Equity:

[CHART]

Mercer vs Industry Stat. Combined Ratio

[CHART]

A.M. Best industry data

Commercial, Personal Lines and Total GAAP Combined Ratio

[CHART]

Loss and Loss Adjustment costs

•                  Reserves have developed favorably for more than ten consecutive years,

•                  Conservative reserving practices for claims files,

•                  Reserves reviewed by outside actuaries three times each year,

•                  Historically, carried reserves have exceeded indications,

•                  GAAP Stockholders’ equity net exposure to 100 year storm less than 4%,

•                  Property/casualty retention $500,000.

Net loss / loss adjustment expense ratio:

[CHART]

Investment Portfolio (as of 3/31/05)

•                  Fixed Maturities

•                  66% AAA rated

•                  94% A rated or better

•                  Effective portfolio duration 3.80 years

•                  Average yield 3.75%

•                  Tax-equivalent yield 4.27%

•                  Equity Securities

•                  60+ issues diversified across many industries

•                  Large caps or well-known brands

•                  Common stocks approximately 16% of investment portfolio

Investment Portfolio, including Cash & Equivalents at March 31, 2005 (in millions)

[CHART]

GAAP Capital, Book Value and Insider Ownership

At March 31, 2005 (except share price, insider holdings)
(in millions, except per share data)
Debt	$ 0
Shareholders’ Equity	$ 97.0
Shares Outstanding	5.9M
Shareholders’ Equity per share	$ 16.56
Shareholders’ Equity per share less Goodwill and ESOP	$ 14.10
Market price, May 31, 2005	$ 12.89
Price to Shareholders’ Equity per share	78%
Price to adjusted Shareholders’ Equity per share	91%
Insider (Form 4 filers) ownership	8.9%

Capital management initiatives

•                  6/16/04 – 250,000 share buyback authorized. Completed 9/04, for $3.0 million, or $11.90 per share.

•                  10/20/04 – Additional 250,000 share buyback authorized. Completed 3/05, for $3.3 million, or $13.16 per share.

•                  Total cost $6.3 million, or $12.53 per share.

Andy Speaker

President & CEO

[LOGO]

•                  Purchase of the Financial Pacific Insurance Group (FPIG)

•                  View the insurance landscape similarly

•                  Help to diversify Mercer’s product base

•                  Good management

•                  Different geographic region

•                  Financially sound

•                  How do Mercer and FPIG view the insurance landscape?

•                  Mercer is focusing its growth in commercial lines; FPIG only writes commercial lines

•                  Mercer desires geographic and product diversification; FPIG is expanding its product base beyond its initial region (CA) and diversifying its products

•                  Mercer is developing a stronger agency base; FPIG is marketing focused with extensive agency review

•                  Mercer is reducing its reliance on reinsurance; FPIG desires to reduce its reinsurance needs

•                  Would an acquisition of FPIG help to diversify Mercer’s product base?

•                  Mercer is currently 62% commercial and approximately 39% casualty

•                  FPIG is all commercial and mostly casualty

•                  On a combined basis, the book would be over 85% commercial and approximately 50/50 property/casualty

•                  FPIG management team

•                  FPIG’s President and CEO, Robert Kingsley, has nearly 20 years of industry experience; he has led FPIG since 1999 and through a challenging environment;

•                  The remainder of the management team also has extensive industry experience

•                  FPIG has a cohesive management team “on the same page”

•                  Additional depth to the Mercer management team

•                  How does a combination provide geographic diversification?

•                  Mercer is currently in two states and has filed for a NY license

•                  FPIG is licensed in 19 states with principal focus on four states

•                  A combined organization would have concentrations in the Mid-Atlantic and the Far West

[GRAPHIC]

•                  How does Mercer overcome the challenges of managing an operation in CA?

•                  Technology such as videoconferencing, teleconferencing, cellphones, and blackberry, provides constant access

•                  FPIG’s existing management team will handle the day-to-day operations

•                  CA’s regulatory environment can be challenging but is generally a personal lines and WC issue and Mercer is accustomed to operating in a challenging regulatory environment (NJ)

•                  FPIG financial performance

•                  GAAP equity of $35.4 million at 12/31/04

•                  Gross premiums of $106.9 million

•                  Net premiums written of $54.9 million

•                  Net earned premiums of $47.4 million

•                  GAAP net income of $5.9 million

•                  Operating income of $4.6 million

•                  GAAP Combined Ratio of 97.8%

•                  Loss Reserve Adequacy

•                  Construction defect claims has been FPIG’s most challenging loss reserve issue

•                  FPIG uses an outside independent actuary quarterly

•                  Mercer contracted an independent outside actuary

•                  FPIG’s selection exceeds its outside actuary’s point estimate and Mercer’s consulting actuary’s selection

•                  We believe that FPIG’s loss reserves are adequate for its ultimate exposure on long-tail business

•                  What effect does FPIG have on Mercer?

•                  Mercer’s ratios will become more industry like

•                  A combined unit “utilizes” Mercer’s leverage and addresses excess capital

•                  Management depth is added

•                  Geographic and product diversification is enhanced

•                  Greater premium scale is achieved

•                  Cross selling opportunities (over time)